SUPPLEMENTAL DECLARATION OF TRUST


         FIRST INVESTORS FUND, a Massachusetts business trust (hereinafter called the "Trust"), hereby certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST:  The trust filed a Declaration of Trust dated September 19, 1988
(hereinafter   the   "Declaration  of  Trust")  with  the  Secretary  of  State,
Commonwealth of Massachusetts on September 23, 1988.

         SECOND: Pursuant to Article XII, Section 7 of the Declaration of Trust, the Declaration of Trust is hereby amended to change the name of the Trust to "FIRST INVESTORS SERIES FUND."

         IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust have executed this instrument on the 18th day of January, 1990.

                                                 /s/David D. Grayson
                                                 David D. Grayson
                                                 120 Wall Street
                                                 New York, NY 10005



                                                 /s/Glenn O. Head
                                                 Glenn O. Head
                                                 120 Wall Street
                                                 New York, NY 10005



                                                 /s/Andrew J. Donohue
                                                 Andrew J. Donohue
                                                 120 Wall Street
                                                 New York, NY 10005




                                                 /s/Robert G. Knott
                                                 Robert G. Knott
                                                 120 Wall Street
                                                 New York, NY 10005



                                                 /s/James J. Coy
                                                 James J. Coy
                                                 120 Wall Street
                                                 New York, NY 10005



                                                 /s/Herbert Rubinstein
                                                 Herbert Rubinstein
                                                 120 Wall Street
                                                 New York, NY 10005



                                                 /s/John T. Sullivan
                                                 John T. Sullivan
                                                 120 Wall Street
                                                 New York, NY 10005


                                                 /s/F. William Ortman, Jr.
                                                 F. William Ortman, Jr.
                                                 120 Wall Street
                                                 New York, NY 10005



                                                 /s/Rex R. Reed
                                                 Rex R. Reed
                                                 120 Wall Street
                                                 New York, NY 10005

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


      BE IT REMEMBERED, that on this 18th day of January, 1990, personally came before me, a Notary Public in and for the State of New York, ANDREW J. DONOHUE, DAVID D. GRAYSON, GLENN O. HEAD, ROBERT G. KNOTT, JAMES J. COY, HERBERT RUBINSTEIN, JOHN T. SULLIVAN, F. WILLIAM ORTMAN, JR., and REX R. REED, all of the parties to the foregoing Supplemented Declaration of Trust known to me personally to be such, and severally acknowledged the said certificate to be the act and deed of the signers respectively, and that the facts therein stated are truly set forth, given under my hand and seal of office the day and year aforesaid.


                                                 /s/Dale Kaplan
                                                 Notary Public


(SEAL)